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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 28, 2000


                                 SOUTHDOWN, INC.
             (Exact name of registrant as specified in its charter)

         LOUISIANA                               1-6117                                72-0296500
(State or other jurisdiction             (Commission File Number)           (IRS Employer Identification No.)
     of  incorporation)



            1200 SMITH STREET, SUITE 2400                             77002-4486
                      HOUSTON, TEXAS
         (Address of principal executive offices)                     (Zip Code)


         Registrant's telephone number, including area code: (713) 650-6200


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         ITEM 5. OTHER EVENTS.

         On September 29, 2000, Southdown, Inc. issued a press release, a copy of which is filed as Exhibit 2.1 hereto and incorporated herein by this reference. The definitive agreement referred to in such press release is filed as Exhibit 2.1 hereto.


         ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:


 Exhibit
 Number                                 Description of Exhibit
 ------                                 ----------------------

   2.1                              Agreement and Plan of Merger
                                    by and among Cemex, S.A. de C.V., CENA
                                    Acquisition Corp. and Southdown, Inc. dated as of September 28, 2000

  99.1                              Press Release dated September 29, 2000




                                      -2-
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 SOUTHDOWN, INC.



                                 By: /s/ Patrick S. Bullard
                                     ----------------------------------
                                     Patrick S. Bullard

                                 Title: Senior Vice President--General Counsel
                                        and Secretary




Date: September 29, 2000



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                               INDEX TO EXHIBITS




 EXHIBIT
 NUMBER                                    DESCRIPTION
 ------                                    -----------
    2.1            Agreement and Plan of Merger by and among Cemex, S.A. de
                   C.V., CENA Acquisition Corp. and Southdown, Inc. dated as of
                   September 28, 2000

   99.1            Press Release dated September 29, 2000